Exhibit 99.2

lastminute.com plc

2005 Interim Results

Consolidated profit and loss accounts

	9 months ended		9 months ended
	30 June 2005		30 June 2004
	Total		Total
	£000		£000
	(Unaudited)		(Unaudited)

Turnover
Group and share of joint ventures	366,179		279,655
Less: share of joint ventures	(475)		(291)
Continuing operations:
- Ongoing	365,704		200,550
- Acquisitions	—		78,814

Group turnover	365,704		279,364
Cost of sales	(231,387)		(177,168)
Gross profit	134,317		102,196

Operating costs
Product development	(7,527)		(4,520)
Sales and marketing - agent’s commission	(26,005)		(20,304)
Sales and marketing - other	(55,717)		(48,234)
General and administration	(36,254)		(27,382)
Depreciation	(16,145)		(11,945)
Goodwill amortization	(48,733)		(44,525)

Operating costs before exceptional items	(190,381)		(156,910)

Operating exceptional items
Transaction related costs (1)	(25,254)		(1,009)

Total operating costs	(215,635)		(157,919)

Operating (loss)/profit
Continuing operations:
- Ongoing	(81,318)		(62,061)
- Acquisitions	—		6,338

Group operating loss	(81,318)		(55,723)
Share of operating loss in joint ventures	(191)		(124)
Loss on disposal of investment in joint venture	(104)		—
Profit on disposal of investment in associate	—		261
Goodwill amortization arising on the investment in associate	(258)		(244)

Total operating loss: Group and share of joint ventures and associate	(81,871)		(55,830)
Interest receivable	2,095		1,333
Interest payable and similar charges	(2,615)		(2,043)

Loss on ordinary activities before taxation	(82,391)		(56,540)
Tax on loss on ordinary activities	(303)		(496)

Loss on ordinary activities after taxation	(82,694)		(57,036)

Loss per share – basic	(24.25	)p	(18.59	)p
Weighted number of Ordinary Shares outstanding	340,938,320		306,767,875

(1) Includes several one-time adjustments which have a material effect on the results presented.  These charges are appropriate in the period presented but are not anticipated to repeat in future periods, including costs incurred and expensed in connection with the acquisition of the Company and a material contingent liability in relation to a dispute with a vendor.

lastminute.com plc

2005 Interim Results

Consolidated Balance Sheets

		At	At
		30 June 2005	30 June 2004
		£000	£000
		(Unaudited)	(Unaudited)

	Fixed assets
	Intangible assets	129,433	159,437
	Tangible assets	30,573	25,671
Investments	– group companies	—	16,303
Investments
Joint ventures	– gross assets	758	1,009
	– gross liabilities	(406)	(198)

	– total net assets	352	811
	Associate	377	337
	Total investments	729	17,451

	Total fixed assets	160,735	202,559

	Current assets
	Stocks	1,607	768
	Debtors	153,512	68,117
	Cash at bank and in hand	60,401	65,415

		215,520	134,300
	Creditors: amounts falling due within one year	(292,235)	(157,682)

	Net current liabilities	(76,715)	(23,382)

	Total assets less current liabilities	84,020	179,177

	Creditors: amounts falling due after more than one year	(67,321)	(70,569)

	Provisions for liabilities and charges	(1,642)	(3,387)

	Total net assets	15,057	105,221

	Capital and reserves
	Called up share capital	3,436	3,278
	Share premium account	142,048	139,093
	Shares to be issued	3,180	6,000
	Merger reserve	204,719	190,429
	Other reserves	1,042	1,620
	Profit and loss account	(339,368)	(235,199)

	Total equity shareholders’ funds	15,057	105,221

lastminute.com plc

2005 Interim Results

Consolidated Statements of Cash Flows

	9 months ended	9 months ended
	30 June 2005	30 June 2004
	£000	£000
	(Unaudited)	(Unaudited)

Net cash outflow from operating activities	(9,685)	(22,487)
Cash outflow from exceptional items and acquisition related liabilities	(3,207)	(1,188)
Returns on investments and servicing of finance
Interest received	2,096	1,333
Interest paid and interest element of finance lease rental payments	(2,688)	(2,043)
Net returns on investments and servicing of finance	(592)	(710)

Taxation
Tax paid	(303)	—

Capital expenditure and financial investments
Payments to acquire tangible fixed assets	(14,191)	(14,654)

Net cash outflow before acquisitions and management of liquid resources and financing	(27,978)	(39,039)
Acquisitions
Payments to acquire subsidiary undertakings	(151)	(27,301)
Cash acquired with subsidiary undertakings	—	19,145
Cash received from part disposal of associate	—	683

Net cash outflow before management of liquid resources and financing	(28,129)	(46,512)

Management of liquid resources
Decrease /(increase) in short term deposits	427	(6,237)

Financing
Issue of share capital	2,673	995
Repayment of capital elements of finance leases	(277)	(657)

Decrease in cash	(25,306)	(52,411)

Reconciliation of cash flow to movement in net funds

Decrease in cash	(25,306)	(52,411)
Cash (inflow)/outflow from/to short term deposits	(427)	6,237
Repayment of capital elements of finance leases	277	657

Changes in net funds resulting from cash flows	(25,456)	(45,517)

Amortization of Eurobond issue costs	(325)	—
Exchange difference	1,864	(2,820)
Other	—	363

Net funds at the beginning of the period	16,609	41,411

Net debt at the end of the period	(7,308)	(6,563)

lastminute.com plc

2005 Interim Results

Notes

1.   Basis of reporting

The financial information contained in this interim statement does not constitute statutory accounts within the meaning as defined in Section 240 of the Companies Act 1985.

2.   a) Reconciliation of operating loss to net cash outflow from operating activities

£000s	9 months ended 30 June 2005	9 months ended 30 June 2004

Operating loss	(81,318)	(55,723)
Depreciation	16,145	11,945
Goodwill amortization – subsidiary undertakings	48,733	44,525
Net working capital movement	6,755	(23,234)

Net cash outflow from operating activities	(9,685)	(22,487)

2.   b) Reconciliation of net cash to net debt

£000s	At 30 June 2005	At 30 June 2004

Net cash balance at end of Quarter	60,401	65,415
Convertible Bond (included within creditors due after more than one year)	(67,321)	(70,569)
Finance leases	(388)	(1,409)

Net debt at end of Quarter	(7,308)	(6,563)

Included in net cash balances are short term deposits.

lastminute.com plc

2005 Interim Results

3.   Turnover and segmental analysis

The Group is engaged in the provision of last minute travel, leisure and gift solutions to its customers via the Internet and other related electronic distribution platforms.  The Group’s turnover is all generated within this segment.

Geographical analysis:

	Turnover (by destination and source)
	9 months	9 months
	ended 30 Jun 2005	ended 30 Jun 2004
	£000	£000
By geographical area:
United Kingdom	275,080	201,437
France	14,782	11,393
Germany	44,289	40,075
Italy	3,930	3,221
Spain	3,350	1,682
Other European Union countries	24,273	21,556

Group	365,704	279,364

Joint ventures	475	291

	366,179	279,655

	Net profit/(loss) on ordinary activities before taxation (2)		Net assets/(liabilities) (2)

By geographical area:
United Kingdom(1)	(70,424)	(39,691)	(22,135)	119,249
France	(4,841)	(13,660)	10,383	6,416
Germany	(6,154)	(1,505)	43,996	(12,624)
Italy	138	77	(1,479)	23
Spain	(252)	(376)	(720)	(1,001)
Other European Union countries	215	(568)	(8,946)	(1,428)

	(81,318)	(55,723)	21,099	110,635

Share of operating loss and net assets of joint ventures	(191)	(124)	352	811
Loss on disposal of investment in joint venture	(104)	—	—	—
Share of operating loss and net assets of associate	—	—	377	337
Profit in disposal of interest in associate	—	261	—	—
Amortization goodwill arising on the acquisition of associate	(258)	(244)	—	—
Net interest	(520)	(710)	—	—
Convertible bond	—	—	(67,321)	(70,569)
Interest bearing assets	—	—	60,550	64,007

	(82,391)	(56,540)	15,057	105,221

(1) The UK losses include central technical development and maintenance costs and the expenses related to the Group management functions, which are not apportioned across the Group’s operating business.

(2) Net loss on ordinary activities before taxation for nine months ended 30 June 2005 includes £48,733,000 of goodwill amortization (nine months ended 30 June 2004: £44,525,000).  Net assets include £129,433,000 goodwill (30 June 2004: £159,437,000).

lastminute.com plc

2005 Interim Results

4.              Differences between United Kingdom and United States generally accepted accounting principles

The interim financial statements are prepared in accordance with accounting principles generally accepted in the United Kingdom (“UK GAAP”), which differ in certain respects from those generally accepted in the United States (“US GAAP”). The significant differences as they apply to the Company are summarized in Note 26 to the audited financial statements of lastminute.com plc as of and for the year ended September 30, 2004 filed herewith as Exhibit 99.1.  The only significant difference in UK GAAP versus US GAAP not discussed therein is as follows.

Goodwill

During the second quarter of 2005, a number of the key employees acquired in the Gemstone acquisition left the Group, giving rise to a review of the associated goodwill balance.  This resulted in an impairment charge of £900,000 in June of 2005.

lastminute.com plc

2005 Interim Results

Profit and loss account

	9 months ended June 30, 2005	9 months ended June 30, 2004
	(£000)	(£000)
Loss for the period as reported in the consolidated profit and loss account under UK GAAP	(82,694)	(57,036)

Integration provision	(1,812)	—
Provision for Company National Insurance contributions	(66)	(621)
Impairment goodwill	(900)	—
Goodwill amortization charge	48,733	44,525
Intangible asset amortization charge	(16,901)	(13,988)
Amortization goodwill arising on the investment in associate	258	244
Profit on disposal of associate	—	(492)
Effective interest	(95)	(44)
Adjustment to foreign currency on bond	89	153
Hedges recognised	(515)	—

Net income adjustment	28,791	29,777

Loss for the period in accordance with US GAAP	(53,903)	(27,259)

Comprehensive income

Comprehensive loss under US GAAP, is summarized as follows:

	9 months ended June 30, 2005	9 months ended June 30, 2004
	£000	£000

Loss in accordance with US GAAP	(53,903)	(27,259)
Currency translation differences	(2,233)	(305)
Comprehensive loss in accordance with US GAAP	(56,136)	(27,564)

lastminute.com plc

2005 Interim Results

Shareholders’ funds

	At June 30, 2005	At June 30, 2004
	£000	£000

Shareholders’ funds as reported in the consolidated balance sheet under UK GAAP	15,057	105,221

Intangible fixed assets
Cost	9,399	8,578
Cost - Goodwill	(88,484)	(84,585)
Cost - Other Intangibles	97,883	93,163

Amortization	139,992	92,288
Amortization - Goodwill	190,612	120,112
Amortization - Other Intangibles	(50,620)	(27,824)

Net book value of Intangible fixed assets	149,391	100,866

Investments - associates	658	352
Cash	(22,850)	(21,898)
Restricted Cash	22,850	21,898
Creditors amounts due within 1 year - deferred bond issue costs	(893)	(1,761)
Debtors - deferred bond issue costs	893	1,761
Effective interest on bond	(154)	(47)
Foreign currency remeasurement on bond	145	155
Provisions for liabilities and charges - Company National Insurance contributions	322	684
Provisions for onerous contracts	600	—
Hedges recognized	(668)	(136)

Total change in net assets	150,294	101,874

Shareholders’ funds in accordance with US GAAP	165,351	207,095

lastminute.com plc

2005 Interim Results

Consolidated statements of cash flows

Under US GAAP, the following would be reported:

	9 months ended June 30, 2005	9 months ended June 30, 2004
	£000	£000

Net cash used by operating activities	(13,787)	(24,384)

Net cash used in investing activities	(13,915)	(28,366)

Net cash provided by financing activities	2,396	339

Decrease in cash and cash equivalents	(25,306)	(52,411)

Exchange differences	(2,199)	(5,817)

Cash and cash equivalents at beginning of period	62,665	97,080

Cash and cash equivalents at end of period	35,160	38,852

Impact of recently issued accounting standards

The impact of recently issued accounting standards under UK GAAP and US GAAP is considered in note 27 to the audited financial statements of lastminute.com plc as of and for the year ended September 30, 2004 filed herewith as Exhibit 99.1.